SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Deutsche Large Cap Value Fund Deutsche Large Cap Value VIP

The following changes become effective on or about September 29, 2014:

The following disclosure replaces the “Management process” sub‐sections under the “PRINCIPAL INVESTMENT STRATEGY” sections contained within the summary section and “FUND DETAILS” section of each fund’s prospectus.

Management process. Portfolio management employs a “relative value process” that seeks to identify securities that have strong fundamentals but are at the lower end of their valuation range. Current valuations are compared to historical valuations to make these determinations.

Portfolio management seeks to achieve superior long‐term risk‐adjusted returns by:

■	Exploiting market inefficiencies through a bottom‐up, relative value, research‐driven approach

■	Identifying companies with leading market positions that are selling below long‐term valuation levels

■	Analyzing business models and financial metric inflection points, including company‐specific catalysts

■	Integrating risk management into the stock selection and portfolio construction processes

Typically, portfolio management expects to invest in 60 ‐ 80 holdings, drawing on an analysis of economic outlooks for various sectors and industries.

Portfolio management will normally sell a stock when it believes the stock’s reward to risk ratio has diminished, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of the summary section of each fund’s prospectus.

Deepak Khanna, CFA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub‐heading of the “FUND DETAILS” section of each fund’s prospectus.

Deepak Khanna, CFA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset & Wealth Management in 2014.

■	Head of Large Cap Value Equities.

■
Previous experience includes over 18 years of investment experience. Prior to joining Deutsche Bank, he most recently was the lead portfolio manager of the value equity and large cap value strategies at Lord Abbett. He re‐joined Lord Abbett in 2007 and was named Partner in 2011; from 2000 to 2005 he was a research analyst for the small cap growth and large cap growth equity strategies. His prior experience includes: Managing Director at Jennison Associates LLC; Equity Research Analyst at Mitchell Hutchins Asset Management; Equity Research Analyst at Bear Stearns; and Equity Research Analyst at Paine Webber.

■	BS from Delhi University and an MBA from Baruch College.

Please Retain This Supplement for Future Reference

September 23, 2014 PROSTKR‐428